Legal proceedings	12 Months Ended
Dec. 31, 2021
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Legal proceedings	46. Legal proceedings
The Group is involved in significant legal and administrative proceedings, principally product liability, intellectual property, tax, anti-trust, consumer fraud and governmental investigations. The most significant of these matters, other than tax matters, are described below. The Group makes provision for these proceedings on a regular basis as summarised in Note 2, ‘Accounting principles and policies’ and Note 31, ‘Other provisions’. Note 2 also describes when disclosure is made of proceedings for which there is no provision. Legal expenses incurred and provisions related to legal claims are charged to selling, general and administration costs. The Group does not believe that information about the amount sought by plaintiffs, if that is known, would be meaningful with respect to those legal proceedings. This is due to a number of factors, including, but not limited to, the stage of proceedings, the entitlement of parties to appeal a decision and clarity as to theories of liability, damages and governing law.
At 31 December 2021, the Group’s aggregate provision for legal and other disputes (not including tax matters described in Note 14, ‘Taxation’) was £196 million. There can be no assurance that any losses that result from the outcome of any legal proceedings will not exceed by a material amount the amount of the provisions reported in the Group’s financial statements. If this were to happen, it could have a material adverse impact on the results of operations of the Group in the reporting period in which the judgements are incurred or the settlements entered into.
Intellectual property
Intellectual property claims include challenges to the validity and enforceability of the Group’s patents on various products or processes as well as assertions of non-infringement
of those patents. A loss in any of these cases could result in loss of patent protection for the product at issue. The consequences of any such loss could be a significant decrease in sales of that product and could materially affect future results of operations for the Group.
Coreg
In 2014, GSK initiated suit against Teva for inducing infringement of its patent relating to the use of carvedilol (Coreg) in decreasing mortality caused by congestive heart failure. In June 2017, the case proceeded to a jury trial in the US District Court for the District of Delaware. The jury returned a verdict in GSK’s favour, awarding GSK lost profits and reasonable royalties for a total award of $235.51 million. On 29 March 2018, the trial judge ruled on post-trial motions filed by Teva and found that substantial evidence at trial did not support the jury’s finding of induced infringement, overturning the jury award. GSK appealed, and on 2 October 2020, a divided panel of the Court of Appeals for the Federal Circuit reversed the district court’s ruling and reinstated the jury award in GSK’s favour. On 2 December 2020, Teva filed a petition for rehearing en banc. The court granted Teva’s petition, but only for a rehearing by the three-member panel that issued the original decision. On 5 August 2021, the original panel issued its rehearing opinion where the majority again reinstated the jury’s damages award of $235.51 million in GSK’s favour. Teva again filed a petition for rehearing en banc which was rejected by the Court of Appeals for the Federal Circuit on 11 February 2022.
Dolutegravir Proceedings
– Tivicay/Triumeq
In 2017, ViiV Healthcare received patent challenge letters under the Hatch-Waxman Act from Cipla, Dr. Reddy’s Labs and Apotex for
Triumeq
and
Tivicay
; letters from Lupin and Mylan for
Triumeq
; and a letter from Sandoz for
Tivicay
. ViiV Healthcare lists two patents in the FDA Orange Book for
Tivicay
and
Triumeq
. One patent covers the molecule dolutegravir and expires on 5 October 2027. The second patent claims a crystal form of dolutegravir and expires on 8 December 2029. All the letters challenged only the later-expiring crystal form patent. Several of the generic companies allege only that the crystal form patent is invalid, while others claim the crystal form patent is both invalid and not infringed by their proposed products. In 2017, ViiV Healthcare filed patent infringement suits against all six generic companies. Settlements have been reached in all litigations.
In September 2021, ViiV Healthcare received a paragraph IV letter from Lupin relating to the
Tivicay
5mg dosage for oral suspension, challenging only the crystal form patent. On 2 November 2021, ViiV Healthcare filed suit against Lupin in the US District Court for the District of Delaware. No trial date has yet been set.
– Dovato
In September 2019, ViiV Healthcare received a paragraph IV letter from Cipla relating to
Dovato
and challenging only the crystal form patent. On 4 November 2019, ViiV Healthcare filed suit against Cipla in the US District Court for the District of Delaware. No trial date has yet been set.
– Juluca
In January 2020, ViiV Healthcare received a paragraph IV letter from Lupin relating to
Juluca
and challenging the crystal form patent as well as a patent relating to the combination of dolutegravir and rilpivirine that expires on 24 January 2031. On 28 February 2020, ViiV Healthcare filed suit against Lupin on both patents. Additionally, on 12 June 2020, Cipla sent ViiV Healthcare a paragraph IV letter related to
Juluca
, and on 22 July 2020, ViiV Healthcare filed suit against Cipla in federal court in Delaware. The court has yet to set a trial date in either matter.
– Litigation Against Gilead Sciences, Inc.
On 7 February 2018, ViiV Healthcare filed patent infringement litigation regarding bictegravir against Gilead Sciences, Inc. (Gilead) in the US District Court for the District of Delaware and Canadian federal court. ViiV Healthcare alleged that Gilead’s triple combination HIV drug containing the HIV integrase inhibitor bictegravir infringes ViiV Healthcare’s patent covering dolutegravir and other compounds that include dolutegravir’s unique chemical scaffold. ViiV Healthcare also commenced actions in the UK, France, Germany, Japan, Ireland, South Korea and Australia against Gilead, alleging that Gilead’s Biktarvy infringes certain of ViiV Healthcare’s HIV integrase inhibitor patents. ViiV Healthcare has agreed to settle the global patent infringement litigation between GSK, Shionogi (a shareholder of ViiV Healthcare) and Gilead concerning ViiV Healthcare’s patents relating to dolutegravir. Details regarding the global settlement and licensing agreement can be found in Note 47, ‘Post balance sheet events’.

Product liability
The Group is currently a defendant in a number of product liability lawsuits.
Avandia
There are two pending US class actions brought by third-party payers which assert claims under the Racketeer Influenced and Corrupt Organizations Act (RICO) and state consumer protection laws. In December 2019, the Third Circuit Court of Appeals reversed the summary judgements granted in favour of the Group and remanded the third-party payer cases back to district court. Discovery is underway in the district court but no trial dates have yet been set. It is possible that a class certification hearing will be held in early 2023.
PPI litigation
Certain members of the Group are defendants in the ongoing proton pump inhibitor (PPI) litigation, in which plaintiffs allege that their use of PPIs caused serious bodily injuries, including acute kidney injury, chronic kidney disease and end-stage
renal failure. As of January 2022, there are approximately 1,500 Prevacid 24HR personal injury lawsuits and approximately 2,300 Nexium 24HR cases pending against the Group, nearly all of which are pending in a Multidistrict Litigation (MDL) proceeding in the District of New Jersey. Manufacturers of other PPIs, including both prescription and OTC products, also are named as co-defendants
in the MDL. The Group has filed motions to dismiss several hundred cases, but the MDL court has not yet ruled on those motions. The first PPI bellwether trial was delayed due to the ongoing
COVID-19
pandemic and is now set for October 2022 but will not involve the Group. In addition to the MDL cases, a small number of cases are pending in state courts.
Zantac
In 2019, the Group was contacted by several regulatory authorities regarding the detection of N-Nitroso-dimethylamine (NDMA) in
Zantac
(ranitidine) products. Based on information available at the time and correspondence with regulators, the Group made the decision to suspend the release, distribution and supply of all dose forms of
Zantac
to all markets pending the outcome of the ongoing tests and investigations. Also, as a precautionary action, the Group made the decision to initiate a voluntary pharmacy/retail level recall of
Zantac
products globally.
On 30 April 2020, the European Medicines Agency (EMA) recommended the suspension of ranitidine medicines. Following the publication of the EMA’s recommendation, the Company communicated a decision not to re-enter
the market. In the US, FDA requested that all manufacturers withdraw ranitidine products from the market.
The Group has been named as a defendant in approximately 2,150 US personal injury claims and numerous unfiled claims registered in a census required by the Court presiding over the
Zantac
Multidistrict Litigation (MDL) proceeding. Class actions alleging economic injury and a third-party payer class action also have been filed in federal court. Outside the US, there are three class actions pending against the Group in Canada, along with a class action in Israel. Among the state court cases naming the Group, the first bellwether trial in California is currently scheduled to begin 10 October 2022 and a trial has been scheduled in Madison County, Illinois to proceed on
22 August 2022.
On 6 February 2020, the US product liability litigation was assigned MDL status in the Southern District of Florida. The Group has filed several rounds of Motions to Dismiss in the MDL resulting in the following position: 1) the Court ruled in favour of the Group’s motion on innovator liability; that issue is on appeal; 2) the Court ruled in favour of Defendants with respect to the Third Party Payor Class Action; Plaintiffs opted not to replead their action and these issues are now on appeal; 3) the Court dismissed RICO claims from the Economic Loss Class Action but allowed the class to move forward on plaintiffs misbranding theory; and 4) the Medical Monitoring and Economic Loss class actions are allowed to move forward. Generics, retailers and packagers have been dismissed from the cases.
In the MDL, plaintiffs were required to identify the types of cancer that they wished to pursue and identified 10 different types. In November 2021, plaintiffs withdrew from consideration breast cancer and kidney cancer, reducing the number of types of cancer from 10 to 8. In January 2022, plaintiffs withdrew from consideration colorectal, prostate and lung and will proceed only as to the following five types of cancer: bladder, esophageal, gastric, liver and pancreatic.
In addition to the class action litigation, on 20 March 2020, the Department of Justice (DOJ) sent the Group notice of a civil investigation it had opened into allegations of False Claims Act violations by the Group related to
Zantac
. On 18 June 2020, the DOJ served a Civil Investigative Demand on the Group, formalizing its request for documents. On the same day, the New Mexico Attorney General filed a lawsuit against multiple defendants, including the Group, alleging violations of state consumer protection and false advertising statutes, among other claims.
Zofran
The Group was a defendant in over 400 product liability cases involving Zofran pending in a Multidistrict Litigation (MDL) proceeding in the District of Massachusetts. The cases alleged that children suffered birth defects due to their mothers’ ingestion of Zofran and/or generic ondansetron for pregnancy-related nausea and vomiting. Plaintiffs asserted that the Group sold Zofran knowing it was unsafe for pregnant women, failed to warn of the risks and illegally marketed Zofran
“off-label”
for use by pregnant women.
On 1 June 2021, the MDL Court granted the Group’s motion for summary judgment on federal preemption grounds. The Court found that the FDA was fully informed of all relevant safety information regarding Zofran and had repeatedly rejected any attempt to add a birth defect warning to the label. The Court granted judgment for the Group in all cases pending in the MDL and closed the MDL proceeding. On 1 July 2021, Plaintiffs filed an appeal of the preemption decision to the United States Court of Appeals for the First Circuit. The appeal is pending.
The Group is also a defendant in two state court cases and four proposed class actions in Canada.
Sales and marketing and regulation
The Group’s marketing and promotion of its Pharmaceutical and Vaccine products are the subject of certain governmental investigations and private lawsuits brought by litigants under various theories of law.
GSK Korea – Proceedings under Fair Trade Laws
In August 2020, GSK Korea was indicted under Korea’s Monopoly Regulation and Fair Trade laws in relation to government tenders of HPV (
Cervarix
) and PCV
(Synflorix)
vaccines in 2018 and 2019. The prosecutor has alleged that GSK Korea, through the actions of at least one of its employees, interfered with the tender process under the National Immunisation Programme by using “straw bidders.”
One employee also has been charged in his individual capacity by the prosecutor in relation to the same matter. Further, a number of wholesalers are co-defendants
in the proceedings. The Korea Fair Trade Commission also has commenced an investigation of GSK Korea regarding the same matter. GSK Korea is cooperating with the authorities on these matters. Proceedings are ongoing.
Anti-trust/competition
Certain governmental actions and private lawsuits have been brought against the Group alleging violation of competition or anti-trust laws.
UK Competition and Markets Authority investigation
On 12 February 2016, the UK Competition and Markets Authority (CMA) issued a decision fining the Group £37.6 million for infringement of the Competition Act, in connection with agreements to settle patent disputes the Group entered into in 2001 and 2002 with potential suppliers of generic paroxetine formulations.
The Group appealed to the Competition Appeal Tribunal (CAT), which delivered its initial judgement on 8 March 2018 but referred certain questions of law to the European Union Court of Justice (ECJ). On 30 January 2020, the ECJ issued its judgement endorsing, in general, the approach undertaken by the CMA in its original decision. On 10 May 2021, the CAT delivered its final judgement and held that GSK had infringed applicable competition law but reduced the fine imposed on the Group from £37.6 million to £22.2 million. This litigation is now closed.
Lamictal
Purported classes of direct purchasers filed suit in the US District Court for the District of New Jersey alleging that the Group and Teva Pharmaceuticals unlawfully conspired to delay generic competition for
Lamictal
, resulting in overcharges to the purchasers, by entering into an allegedly anti-competitive reverse payment settlement to resolve patent infringement litigation. A separate count accuses the Group of monopolising the market.
On 13 December 2018, the trial judge granted plaintiffs’ class certification motion, certifying a class of direct purchasers. The Group filed a Rule 23(f) motion in the Court of Appeals for the Third Circuit, challenging the class certification decision. On 22 April 2020, the Court of Appeals vacated the lower court’s grant of class certification and remanded the issue back to the lower court for further analysis.
On 9 October 2020, the district court heard argument on plaintiffs’ renewed motion for class certification after remand. On 9 April 2021, the district court denied Plaintiffs’ motion for class certification of the putative direct purchaser class, leaving a potential class of brand-only purchasers. Plaintiffs moved to supplement their expert report and seek additional discovery to support the addition of certain generic purchasers. On 21 January 2022, the district court denied Plaintiffs’ motion to supplement their expert report and seek additional discovery and held that the issue of generic purchasers had already been decided and denied in the court’s ruling on decertification. The parties will now move to briefing on class certification as to the remaining brand-only purchasers.